SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14 (c) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                      [ ]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[X] Preliminary Information Statement        [ ] Confidential, for Use of Commission Only
                                                 [as permitted by Rule 14a-6(e) (2)]
[ ] Definitive Information Statement

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                              WRL SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)
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Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14 c-(1) (ii), 14c-5(g).

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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

                  INFORMATION STATEMENT DATED DECEMBER 18, 2000

                              WRL SERIES FUND, INC.
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716

                          WE ARE NOT ASKING FOR A PROXY
                AND YOU ARE REQUESTED NOT TO SEND A PROXY TO US.

This is an information statement for the NWQ Value Equity portfolio (the "Portfolio") of WRL Series Fund, Inc. (the "Fund"). The Fund is a series mutual fund consisting of several separate investment portfolios. This information statement is being furnished in connection with the Order received by the Fund from the Securities and Exchange Commission ("SEC") on August 5, 1998 granting an exemption from Section 15(a) of the Investment Company Act of 1940 ("1940 Act").

The primary purpose of this information statement is to notify policyholders of the Portfolio of a re-approval and continuation of the Sub-Advisory Agreement between WRL Investment Management, Inc. ("WRL Management") and NWQ Investment Management Company, Inc. ("NWQ") with respect to the Portfolio which took effect on September 26, 2000.

                                  INTRODUCTION

Currently, WRL Management acts as investment adviser to the Portfolio pursuant to an investment advisory agreement dated January 1, 1997, as amended, on behalf of WRL NWQ Value Equity (the "Advisory Agreement"). Under the Advisory Agreement, WRL Management is responsible for providing investment management and supervision services to the Portfolio. With respect to the Portfolio, WRL Management has in turn entered into a Sub-Advisory Agreement with NWQ Investment Management Company, Inc. ("NWQ") dated May 1, 1996, on behalf of WRL NWQ Value Equity (the "Sub-Advisory Agreement").

THE ACQUISITION. On June 16, 2000, United Asset Management Corporation ("UAM"), the parent corporation of NWQ, entered into an Agreement and Plan of Merger for Old Mutual plc to acquire UAM through a tender offer and merger (the "Acquisition"). The closing of the Acquisition took place on September 26, 2000.

The Acquisition is deemed to result in a "change of control" of NWQ and, therefore, an "assignment," as defined in the 1940 Act, of the Sub-Advisory Agreement. As required by the 1940 Act, the Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. Therefore, in connection with the Acquisition, the WRL Board of Directors, at the quarterly Board meeting that was held September 11, 2000, and in accordance with the Order described herein, re-approved the Sub-Advisory Agreement and its continuation of sub-advisory services thereunder to the Portfolio. THE SUB-ADVISORY AGREEMENT REMAINS UNCHANGED. IN ADDITION, THE PORTFOLIO'S ADVISORY RATE REMAINS UNCHANGED.

Section 15(a) of the 1940 Act generally provides that no person may serve as an investment adviser to a registered investment company except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.

The termination of the Sub-Advisory Agreement is deemed to result in a material change to the Sub-Advisory Agreement. In connection with the Acquisition, therefore, the Board re-approved the Sub-Advisory Agreement and continuation of sub-advisory services thereunder, effective the date on which the Sub-Advisory Agreement terminated as a result of its "assignment."

On August 5, 1998, the SEC granted an Exemptive Order (Release IC-23379) to the Fund. This Order allows the Fund and WRL Management, without the solicitation of policyholders, to continue relations with a non-affiliated, existing sub-adviser whose sub-advisory agreement has been "assigned" as a result of a "change of control," provided that such policyholders are provided with an Information Statement detailing the change within 90 days of such change.

This Information Statement is being provided to you by the Fund on behalf of the Portfolio.

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                             THE ADVISORY AGREEMENT
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The Fund, on behalf of the Portfolio, has entered into the Advisory Agreement with WRL Management. Pursuant to the Advisory Agreement, WRL Management serves as the investment adviser to the Portfolio. In accordance with the terms of the Advisory Agreement, WRL Management entered into the Sub-Advisory Agreement with NWQ to provide day-to-day investment management services with regard to the assets of the Portfolio.

The Acquisition did not cause the Advisory Agreement to change.

WRL INVESTMENT MANAGEMENT, INC.

WRL Management, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and a publicly traded international insurance group.

WRL Management does not currently act as an investment adviser with respect to any registered investment company other than the Fund. The investment advisory fee for the Portfolio is 0.80% of the portfolio's average daily net assets. For the fiscal year ended December 31, 1999, WRL Management received advisory fees in the amount of approximately $________ for services rendered to the Portfolio.

WRL Management's directors and principal officer, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

------------------------------------------------------------ ---------------------------------------------------------
NAME AND POSITION WITH WRL MANAGEMENT                        PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
John R. Kenney                                               Director,  Chairman and Co-CEO of Great Companies,
Director, Chairman and President                             L.L.C.; Director and Chairman of IDEX Mutual Funds;
                                                             Chairman of the Board of WRL Series Fund, Inc.;
                                                             Director of ISI Insurance Agency, Inc.; Chairman and
                                                             Chief Executive  Officer of Western Reserve Life
                                                             Assurance Co. of Ohio; Senior Vice President of AEGON
                                                             USA, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Jerome C. Vahl                                               Director and President, Western Reserve Life Assurance
Director                                                     Co. of Ohio; Director of Idex Investor Services,  Inc.,
                                                             WRL  Investment Management, Inc., Great Companies,
                                                             L.L.C. and WRL Investment   Services, Inc.; Vice
                                                             President, AEGON USA, Cedar Rapids, Iowa.
------------------------------------------------------------ ---------------------------------------------------------
Alan M. Yaeger                                               Executive Vice President, WRL Series Portfolio, Inc.;
Director                                                     Chief Financial Officer and Actuary, WRL Life Assurance
                                                             Co. of Ohio.
------------------------------------------------------------ ---------------------------------------------------------

All officers set forth above serve as officers or trustees of the Fund. No officer or trustee of the Fund (who is not a director of WRL Investment Management) owns securities or has any other material direct or indirect interest in WRL Management or is a person controlling, controlled by or under common control with WRL Management.


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NWQ INVESTMENT MANAGEMENT COMPANY, INC.

NWQ, a Massachusetts corporation, located at 209 Century Park East, 4th Floor, Los Angeles, California 90067-3214, serves as sub-adviser for the Portfolio. NWQ is a wholly-owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is a United Kingdom-based financial services group with a substantial life insurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance.

NWQ and its affiliates provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. For each registered investment company portfolio advised or sub-advised by NWQ with an investment objective similar to that of the WRL NWQ Value Equity portfolio, the following table identifies and sets forth the size of each portfolio as of June 30, 2000, along with the management fee expressed as a percentage of average daily net assets for that portfolio. NWQ receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

---------------------------------------- -------------------------------------- --------------------------------------
NAME OF ITS PORTFOLIO/FUND WITH          NET ASSETS AS OF JUNE 30, 2000         ANNUAL MANAGEMENT FEE RATE
SIMILAR INVESTMENT OBJECTIVE
---------------------------------------- -------------------------------------- --------------------------------------
Travelers Select Trust -                 $20.7 Million                          0.75%  of  the  portfolio's   average
NWQ Large Cap Portfolio                                                         daily net assets
---------------------------------------- -------------------------------------- --------------------------------------
IDEX NWQ Value Equity                    $_____Million                          0.80%  of  the  portfolio's   average
                                                                                daily net assets
---------------------------------------- -------------------------------------- --------------------------------------

DIRECTORS AND OFFICERS OF NWQ. The following table sets forth certain information concerning the principal executive officer and directors of NWQ. The address of each of the following persons is 2049 Century Park East, 4th Floor, Los Angeles, California 90067-3214.

                                   PRINCIPAL OCCUPATION/POSITION
NAME                                               WITH NWQ
----------------------------------------------------------------------
David A. Polak                     Chairman & Chief Investment Officer
Edward Friedel, Jr.                Managing Director
Kevin P. O'Brien                   Director
Jon D. Bosse                       Managing Director
James H. Galbreath                 Managing Director
Mary-Gene Slaven                   Secretary/Treasurer & Managing Director
Phyllis G. Thomas                  Managing Director
Justin T. Clifford                 Managing Director
Thomas J. Laird                    Managing Director

SUB-ADVISORY AGREEMENT

NWQ has served as sub-adviser of the Portfolio from May 1, 1996, the inception date of the Portfolio. Pursuant to the Sub-Advisory Agreement, WRL Management contracted with NWQ for investment sub-advisory services for the Portfolio.

Under the terms of the Sub-Advisory Agreement and subject to the review and supervision of WRL Management and the Board, NWQ is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. NWQ bears all of the expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The Sub-Advisory Agreement also stipulates that NWQ may place orders with broker-dealers for the purchase or sale of the portfolio securities. In addition, NWQ is required to obtain quality execution at favorable prices for securities transactions; NWQ can, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if NWQ determines in good faith that such commission is reasonable in relation to the brokerage or research provided.

For its services, NWQ receives monthly compensation from WRL Management in the amount of 0.40% of the Portfolio's average daily net assets, less 50% of amount of excess expenses. During the most recent fiscal year, NWQ received the following amount of sub-advisory fees for its services under the Sub-Advisory Agreement in the amount of $____________.

The sub-advisory fee remains the same.

In anticipation of the Acquisition and in accordance with the terms of the Order, the Sub-Advisory Agreement and the continuation of sub-advisory services thereunder was approved by the Board on September 11, 2000. This approval was effective upon the date of the "change of control" of NWQ.

Under the terms of the Sub-Advisory Agreement, it continues in effect from year to year so long as such continuance is specifically approved annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act.) The Sub-Advisory Agreement can be terminated with respect to the Portfolio at any time, without penalty, by NWQ, the Board or by policyholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to NWQ, or by NWQ on 60 days written notice to WRL Management and the Fund. In addition, the Sub-Advisory Agreement terminates automatically upon its assignment.

Prior to the Order, the Sub-Advisory Agreement could be amended with respect to the Portfolio, with the approval of the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment. Per the Order, the Fund and WRL Management, on behalf of the Portfolio, may change a non-affiliated sub-adviser (or continue relations with an existing non-affiliated sub-adviser that has undergone a "change of control") without the solicitation of policyholders of the applicable portfolio provided that such policyholders are provided with an Information Statement.

EVALUATION BY THE BOARD

Prior to and at the meeting of the Board on September 11, 2000, the Directors of the Fund, including the Disinterested Directors, reviewed information regarding the Acquisition, the Sub-Advisory Agreement, and the continuation of sub-advisory services under the Sub-Advisory Agreement. At the meeting, the Board also discussed the Acquisition and its possible effects on the Portfolio.

In evaluating the Sub-Advisory Agreement, the Board took into account that there were no changes to the terms relating to the services provided thereunder by NWQ and the expenses payable by the Portfolio. The Board gave greatest weight to ensuring continuity of management of the Fund; in light of the capabilities, resources, and personnel of NWQ, the Board concluded that such continuity was in the best interests of policyholders. After consideration of all factors and information that the Board deemed relevant, the Board, including Disinterested Directors, unanimously re-approved the Sub-Advisory Agreement and the continuation of sub-advisory services thereunder.

POLICYHOLDER PROPOSALS

As a general matter, the Fund does not hold annual meetings of policyholders. Policyholders wising to submit proposals for inclusion in a proxy statement for a subsequent policyholders' meeting should send their written proposals to the Secretary of WRL Series Fund, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716.

ANNUAL REPORTS

The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to policyholders upon request. Any such request should be directed to the Fund by calling (888) 233-4339 or by writing to the Fund at P.O. Box 9015, Clearwater, FL 33758-9015.

ADDITIONAL INFORMATION

The Portfolio's investment adviser, WRL Investment Management, Inc. and its transfer agent, WRL Investment Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Its principal underwriter, AFSG Securities, Inc., is located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499.

                                   By Order of the Board of Directors,



                                   John K. Carter, Esq., Secretary
                                   WRL Series Fund, Inc.
                                   St. Petersburg, Florida


Exhibit A - Sub-Advisory Agreement

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                     NWQ INVESTMENT MANAGEMENT COMPANY, INC.

         SUB-ADVISORY AGREEMENT, made as of the 1st day of January, 1997, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and NWQ Investment Management Company, Inc. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Massachusetts.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of the Value Equity Portfolio("Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1. APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. DUTIES OF THE SUB-ADVISER.

                  A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. ADDITIONAL DUTIES OF SUB-ADVISER. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                  C. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3. COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to (i) 50% of the fees received by the Investment Adviser for services rendered under the Advisory Agreement by the Investment Adviser to the Portfolio, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation or the amount of any other reimbursement made by the Investment Adviser to the Portfolio. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4. DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

         (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

         (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

         (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

         (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

         (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto:

         (6) The Fund's Prospectus (as defined above); and

         (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5. BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-

Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6. OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7. REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8. SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Portfolio, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9. REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         10. TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         11. TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         12. AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         13. MISCELLANEOUS.

                  A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                             WRL INVESTMENT MANAGEMENT, INC.


/s/ PRISCILLA HECHLER               By: /s/ KENNETH P. BEIL
-----------------------                 ---------------------
Assistant Secretary                 Name:  Kenneth P. Beil
                                    Title: President and Treasurer

Attest:                             NWQ INVESTMENT MANAGEMENT COMPANY, INC.



/s/ MARY-GENE SLAVEN                By /s/ DAVID A. POLAK
----------------------                 ----------------------
Mary-Gene Slavan                       Name:  David A. Polak
Secretary/Treasurer                    Title: President